UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 10, 2007

North Valley Bancorp
(Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation)	0-10652 (Commission File Number)	94-2751350 (IRS Employer Identification No.)
300 Park Marina Circle, Redding, CA 96001(Address of principal executive offices) (Zip Code)
(530) 226-2900
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.
☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Other Events
Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT 99.128
EXHIBIT 99.129
EXHIBIT 99.130
EXHIBIT 99.131

INFORMATION TO BE INCLUDED IN THE REPORT
Item 1.01. Other Events.
     On April 11, 2007, Sterling Financial Corporation (“Sterling”) and North Valley Bancorp (“North Valley”), the parent company of North Valley Bank, announced that they had entered into an Agreement and Plan of Merger dated April 10, 2007 (the “Merger Agreement”), pursuant to which North Valley will merge with and into Sterling, with Sterling being the surviving corporation.
     Under the terms of the Merger Agreement, which has been unanimously approved by the Boards of Directors of both companies, each share of North Valley common stock will be converted into 0.7364 shares of Sterling common stock and $2.80 in cash, subject to certain conditions. Based upon the closing price for Sterling’s common stock on April 10, 2007 of $30.33 per share, the consideration is equivalent to $25.14 per share of North Valley common stock. Outstanding options to purchase shares of North Valley common stock will be assumed and converted into options to purchase Sterling common stock. The transaction, which is valued at approximately $196.2 million, is expected to close in the third quarter of 2007, pending North Valley shareholder and regulatory approval, and satisfaction of other customary closing conditions. The parties have agreed to pay termination fees in the event the Merger Agreement is terminated under certain conditions. All of the directors of North Valley have entered into voting agreements pursuant to which they have agreed to vote their shares in favor of the transaction.
     Additional Information And Where To Find It
     Sterling intends to file with the Securities and Exchange Commission a registration statement on Form S-4, and North Valley expects to mail a proxy statement/prospectus to its security holders, containing information about the transaction. Investors and security holders of Sterling and North Valley are urged to read the proxy statement/prospectus and other relevant materials when they become available because they will contain important information about Sterling, North Valley and the proposed merger. In addition to the registration statement to be filed by Sterling and the proxy statement/prospectus to be mailed to the security holders of North Valley, Sterling and North Valley file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission. Investors and security holders may obtain a free copy of the proxy statement/prospectus and other relevant documents (when they become available) and any other documents filed with the Securities and Exchange Commission at its website at www.sec.gov. The documents filed by North Valley may be obtained by requesting them in writing to North Valley Bancorp, 300 Park Marina Circle, Redding, CA 96001 or by telephone at (530) 226-2900. In addition, investors and security holders may access copies of the documents filed with the Securities and Exchange Commission by North Valley on its website at www.novb.com.
     Sterling, North Valley and their respective officers and directors may be deemed to be participants in the solicitation of proxies from the security holders of North Valley with respect to the transactions contemplated by the proposed merger. Information regarding Sterling’s officers and directors is included in Sterling’s proxy statement for its 2007 annual meeting of shareholders filed with the Securities and Exchange Commission on March 15, 2007. Information regarding North Valley’s officers and directors will be included in North Valley’s amendment to its annual report on Form 10-K to be filed with the Securities and Exchange Commission. A description of the interests of the directors and executive officers of Sterling and North Valley in the merger will be set forth in North Valley’s proxy statement/prospectus and other relevant documents filed with the Securities and Exchange Commission when they become available.
Item 7.01 Regulation FD Disclosure.
     The information disclosed in Item 1.01 above is incorporated herein by reference.
     A copy of the joint press release issued by Sterling and North Valley on April 11, 2007 announcing the signing of the Merger Agreement is included as Exhibit 99.128 to this report. A copy of the Merger Agreement is included as Exhibit 99.129 to this report. A copy of Amendment One to the North Valley Bancorp Shareholder Protection Rights Agreement, also dated April 10, 2007, is included as Exhibit 99.130 to this report. A slide presentation that Sterling is presenting to investors on April 11, 2007 is included as Exhibit 99.131 to this report.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

	99.128	Joint Press Release dated April 11, 2007.

	99.129	Agreement and Plan of Reorganization dated April 10, 2007.

	99.130	Amendment One to the North Valley Bancorp Shareholder Protection Rights Agreement dated April 10, 2007.

	99.131	Slide presentation of Sterling dated April 11, 2007.
* * *
North Valley Bancorp is a bank holding company headquartered in Redding, California. Its subsidiary, North Valley Bank (“NVB”), operates twenty-six commercial banking offices in Shasta, Humboldt, Del Norte, Mendocino, Yolo, Solano, Sonoma, Placer and Trinity Counties in Northern California, including two in-store supermarket branches and seven Business Banking Centers. North Valley Bancorp, through NVB, offers a wide range of consumer and business banking deposit products and services including internet banking and cash management services. In addition to these depository services, NVB engages in a full complement of lending activities including consumer, commercial and real estate loans. Additionally, NVB has SBA Preferred Lender status and provides investment services to its customers. Visit the Company’s website address at www.novb.com for more information.
Cautionary Statement: This release contains certain forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those stated herein. Management’s assumptions and projections are based on their anticipation of future events and actual performance may differ materially from those projected. Risks and uncertainties which could impact future financial performance include, among others, (a) competitive pressures in the banking industry; (b) changes in the interest rate environment; (c) general economic conditions, either nationally, regionally or locally, including fluctuations in real estate values; (d) changes in the regulatory environment; (e) changes in business conditions or the securities markets and inflation; (f) possible shortages of gas and electricity at utility companies operating in the State of California, and (g) the effects of terrorism, including the events of September 11, 2001, and thereafter, and the conduct of the war on terrorism by the United States and its allies. Therefore, the information set forth herein, together with other information contained in the periodic reports filed by the Company with the Securities and Exchange Commission, should be carefully considered when evaluating the business prospects of the Company. North Valley Bancorp undertakes no obligation to update any forward-looking statements contained in this release.
For further information contact:

Michael J. Cushman	or	Kevin R. Watson
President & Chief Executive Officer		Executive Vice President & Chief Financial Officer
(530) 226-2900 Fax: (530) 221-4877		(530) 226-2900 Fax: (530) 221-4877
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

North Valley Bancorp (Registrant)
April 11, 2007	By:	/s/ Kevin R. Watson
Date		Kevin R. Watson
Executive Vice President/Chief Financial Officer

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